UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2017

WESTWATER RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33404	75-2212772
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

6950 S. Potomac Street, Suite 300 Centennial, Colorado	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 531-0516

Uranium Resources, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 18, 2017, the Board of Directors (the “Board”) of Uranium Resources, Inc. (the “Company”) elected Terence J. Cryan to serve as an independent director of the Company, effective immediately. The Board also appointed Mr. Cryan as Chairman of the Board, a position previously held by Christopher M. Jones on an interim basis since March 2016. Mr. Jones will continue to serve as a director of the Company, in addition to serving as the Company’s President and Chief Executive Officer. Mr. Cryan also joined the Nominating and Corporate Governance Committee and will serve as its Chairman.

Mr. Cryan previously served as Chairman of the Board, and Mr. Cryan will receive compensation substantially similar to his prior compensation as Chairman, which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 16, 2016.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 16, 2017, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its amended and restated certificate of incorporation (the “Restated Certificate”) to change its name from “Uranium Resources, Inc.” to “Westwater Resources, Inc.” The name change became effective as of 12:01 a.m. Eastern time on August 21, 2017, and was made pursuant to Section 242 of the Delaware General Corporation Law. The Board also approved an amendment to the Company’s amended and restated bylaws to reflect the change in the Company’s name.

The name change does not affect the rights of the Company’s security holders. There were no other changes to the Restated Certificate or bylaws in connection with the name change.

On August 21, 2017, the Company’s common stock, which trades on the Nasdaq Capital Market, will cease trading under the ticker symbol “URRE” and commence trading under the ticker symbol “WWR”. Along with the ticker change, the Company’s common stock has been assigned a new CUSIP number of 961684107.

A copy of the Certificate of Amendment effecting the name change, as filed with the Delaware Secretary of State on August 16, 2017, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

On August 21, 2017, the Company issued a press release announcing its name change from Uranium Resources, Inc. to Westwater Resources, Inc. and the election of Mr. Cryan to the Board. The full text of the press release is furnished with this Form 8-K as Exhibit 99.1 and incorporated by reference herein.

The information in this Current Report on Form 8-K under Item 7.01, including the accompanying press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment
99.1	Press Release dated August 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 21, 2017
WESTWATER RESOURCES, INC.

	By:	/s/ Jeffrey L. Vigil
	Name:	Jeffrey L. Vigil
	Title:	Vice President—Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Amendment
99.1	Press Release dated August 21, 2017